                    SCHEDULE 14A INFORMATION
                         (RULE 14A-101)
            INFORMATION REQUIRED IN PROXY STATEMENT

                    SCHEDULE 14A INFORMATION
   PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
             EXCHANGE ACT OF 1934 (AMENDMENT NO.    )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[  ]  Preliminary Proxy Statement
[  ]  Definitive Proxy Statement
[x ]  Definitive Additional Materials
[  ]  Soliciting Material Pursuant to Rule 14a-11(c)
      or Rule 14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                   COMMERCIAL FEDERAL CORPORATION
----------------------------------------------------------------
        (Name of Registrant as Specified in its Charter)


----------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than
Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No Fee Required
[ ]  Fee computed on table below per Exchange Act Rules
      14a-6(i)(1) and 0-11.

     1.  Title of each class of securities to which
         transaction applies:
________________________________________________________________

     2.  Aggregate number of securities to which transaction
         applies:
________________________________________________________________

     3.  Per unit price or other underlying value of
         transaction computed pursuant to Exchange Act Rule 0-11
         (set forth the amount on which the filing fee is
         calculated and state how it was determined):
________________________________________________________________

     4.  Proposed maximum aggregate value of transaction:
________________________________________________________________

     5.  Total fee paid:
________________________________________________________________

[  ] Fee paid previously with preliminary materials:
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.     Amount previously paid:
            ____________________________________________

     2.     Form, Schedule or Registration Statement no.:
            ____________________________________________

     3.     Filing Party:
            ____________________________________________

     4.     Date Filed:
            ____________________________________________

                   [CFC LETTERHEAD]


                   November 1, 1999


Dear Fellow Shareholder:

     On Friday, October 29, 1999 Commercial Federal Corporation (the "Corporation") announced an agreement with Franklin Mutual Advisers, LLC ("Franklin") to settle pending litigation and the proxy contest relating to the election of directors at the Corporation's Annual Meeting on November 16, 1999.

     We believe this agreement is in the best interests of the Corporation and its shareholders. It allows your Board of Directors and executive team to focus on our primary responsibility to manage the Corporation's business.

     The settlement, which is described in the accompanying Supplement to the Corporation's Proxy Statement dated October 19, 1999 which was previously mailed to you, provides that Franklin will cease its proxy solicitation and the Corporation will include the four individuals named below as its slate of nominees for election as directors at the upcoming Annual Meeting of Stockholders scheduled for November 16, 1999.

     The Board of Directors of the Corporation and Franklin join in supporting the election of the slate of nominees set forth in the Supplement.

     If you have previously returned our Blue Proxy Card, you do not need to do anything and your shares will be voted for the election of the following individuals: Robert F. Krohn, Michael
P. Glinsky, George R. Zoffinger and Joseph J. Whiteside.   IF YOU
HAVE PREVIOUSLY RETURNED FRANKLIN'S WHITE PROXY CARD, YOUR SHARES WILL NOT BE VOTED UNLESS YOU COMPLETE AND RETURN THE ENCLOSED BLUE PROXY CARD.

     Your vote is important, regardless of the number of shares you own. We urge you to sign, date and mail the enclosed Blue Proxy Card as soon as possible, even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the Annual Meeting.

     We are asking our shareholders to vote for the election of these Directors. With your support, we look forward to welcoming them to your Corporation's Board and are confident they will share our dedication to acting consistently in the best interests of all our shareholders.

     I am enormously pleased that we have resolved past issues in a positive spirit and with the promise of a superb and united
Board of Directors committed to serving you, Commercial Federal's valued shareholders.

     On behalf of your Board of Directors, thank you for your continued support.


                        Sincerely,


/s/ William A. Fitzgerald          /s/ James A. Laphen


William A. Fitzgerald              James A. Laphen
Chairman of the Board and          President and
Chief Executive Officer            Chief Operating Officer

         1999 ANNUAL MEETING OF STOCKHOLDERS
                   NOVEMBER 16, 1999
                   _________________

            COMMERCIAL FEDERAL CORPORATION
                2120 SOUTH 72ND STREET
                 OMAHA, NEBRASKA 68124
                    (402) 554-9200
                   _________________


          SUPPLEMENT TO PROXY STATEMENT DATED
                   OCTOBER 19, 1999

     This Supplement (the "Supplement") amends the Proxy Statement dated October 19, 1999 (the "Proxy Statement") of Commercial Federal Corporation (the "Corporation") previously sent to the Corporation's stockholders in connection with the 1999 Annual Meeting of Stockholders of the Corporation (the "Annual Meeting") to be held on Tuesday, November 16, 1999 at 10:00 a.m., local time, at the Holiday Inn Central Convention Centre, 3321 South 72nd Street, "Holiday C" Meeting Room, Omaha, Nebraska.

     The Proxy Statement relating to the Annual Meeting was mailed to the Corporation's stockholders on or about October 19, 1999. This Supplement to the Proxy Statement, which is being mailed on or about November 1, 1999, updates the Proxy Statement to provide information about a settlement which the Corporation reached with Franklin Mutual Advisers, LLC ("Franklin"), a stockholder of the Corporation. Pursuant to the terms of the settlement, Franklin has agreed to cease its proxy solicitation and the Corporation will include the four individuals named below as its slate of nominees for election as directors at the Annual Meeting. The Corporation's slate of nominees will now consist of the following individuals: Robert P. Krohn, Michael P. Glinsky, George R. Zoffinger and Joseph J. Whiteside. Robert S. Milligan and Sharon G. Marvin, two existing directors of the Corporation, will no longer stand for reelection at the Annual Meeting. This Supplement also provides certain biographical and other information regarding the nominees.

     A new Blue Proxy Card is being provided with this Supplement. The new card differs from the Blue Proxy Card previously sent to you in that it substitutes the names of Messrs. Zoffinger and Whiteside for those of Mr. Milligan and Ms.
Marvin.

     Pursuant to the terms of the original Blue Proxy Card, persons who executed such card conferred discretionary authority on the proxies named therein to vote with respect to the election of any person recommended by the Board of Directors as a director where an originally-named nominee is unable to serve or for good cause will not serve. As such, previously returned Blue Proxy Cards will be voted FOR the election of Messrs. Krohn, Glinsky, Zoffinger and Whiteside.

     If you have previously returned your Blue Proxy Card and do not want to change your vote, you need not return a new card. If you have previously returned Franklin's White Proxy Card, however, your shares will not be voted at the Annual Meeting unless you execute and return a Blue Proxy Card. If you have not returned any proxy card or if you are unsure of whether you have done so, you are urged to mark, sign, date and return the enclosed Blue Proxy Card as soon as possible.

     Pursuant to the Bylaws of the Corporation and Nebraska law, every stockholder entitled to vote for the election of directors has the right to vote the number of shares owned thereby for as many persons as there are directors to be elected, or to cumulate votes by multiplying the number of shares held by such stockholder by the number of directors to be elected and to cast such votes for one director or distribute them among any number of candidates. Unless otherwise indicated by the stockholder, a vote FOR the Board of Directors' nominees on the accompanying Blue Proxy Card will give the proxies named therein discretionary authority to cumulate all votes to which the stockholder is entitled and to allocate such votes in favor of one or more of the Board's nominees, as the proxies may determine. Additionally, executed proxies will confer discretionary authority on the proxies named therein to vote with respect to the election of any person recommended by the Board of Directors as a director where the nominee is unable to serve or for good cause will not serve (an event not now anticipated).

     The Board of Directors intends to vote all of the shares for which it is given proxies, to the extent permitted thereunder, FOR the election of the Board's nominees and intends to cumulate votes so as to maximize the number of such nominees elected to serve as directors of the Corporation.

     Execution of a Blue Proxy Card will not affect your right to attend the Annual Meeting and to vote in person. A stockholder executing a proxy may revoke such proxy at any time before it is voted by (i) filing a written notice of revocation with the Secretary of the Corporation at the address provided above, (ii) filing a duly executed proxy bearing a later date, or (iii) attending and voting in person at the Annual Meeting. Attendance at the Annual Meeting without voting thereat will not revoke a proxy previously executed and duly submitted by you.

                    THE SETTLEMENT

     On October 29, 1999, the Corporation and Franklin entered into a written agreement providing for the settlement of all litigation between the parties and the proxy contest (the
"Settlement Agreement"). The following description is a summary of the provisions of the Settlement Agreement.

     FRANKLIN SOLICITATION; DIRECTOR NOMINEES. The Settlement Agreement provides that Franklin will immediately cease its solicitation of proxies in connection with the Annual Meeting and will not vote any proxies it has solicited at the Annual Meeting. Franklin has also agreed to vote its shares in favor of the Corporation's reconfigured slate of directors.

     The Corporation agreed to include George R. Zoffinger and Joseph J. Whiteside in place of two of its previously announced nominees and they, together with Robert F. Krohn and Michael P. Glinsky, will constitute all of the nominees for the four seats up for election at the Annual Meeting. Robert S. Milligan and Sharon G. Marvin who had been named in the Corporation's Proxy Statement will no longer stand for reelection at the Annual Meeting. J. Thomas Burcham and Matthew P. Wagner who had been named in Franklin's proxy materials as a nominee and alternate, respectively, also will not stand for election. In the event that either Mr. Zoffinger or Mr. Whiteside, or both, are unable or unwilling to stand for election at the Annual Meeting (an event not now anticipated), the Corporation has agreed to permit Franklin to select a replacement nominee who is mutually acceptable to the Corporation and Franklin. The Corporation has agreed to nominate any such replacement nominee at the Annual Meeting.

     DISMISSAL OF LITIGATION AND RELEASES. All pending litigation between the parties has been dismissed with prejudice.
The Settlement Agreement also provides for mutual releases by all parties to the litigation of all claims relating to the proxy solicitation, the Annual Meeting and all related matters.

     BY-LAW AMENDMENT. The parties agreed that the Corporation's recently-announced By-Law amendment, which provides that no person who is a controlling person or management official of a federally insured depository organization (other than affiliates of the Corporation) that operates branches in any market in which the Corporation operates branches shall be eligible to be nominated for service, or to serve, as a director of the Corporation, shall remain in effect.

     EXPENSES. Each party agreed to bear its own expenses resulting from the proxy contest and the related litigation.

     OTHER.  The Corporation represented in the Settlement
Agreement that it had no present intention to increase the size of the Board of Directors to more than 10 members.

          PROPOSAL I -- ELECTION OF DIRECTORS

     The following table sets forth the names and certain other information with respect to the Board of Directors' nominees for election as directors, each to serve a three-year term or until his successor is elected and qualified. This table amends the disclosure set forth under "Proposal I--Election of Directors" only with respect to the names (and related biographical and other information) of the Corporation's nominees for directors at the Annual Meeting.

                                                             SHARES OF
                                                           COMMON STOCK
                                     YEAR FIRST             BENEFICIALLY
                        AGE AT       ELECTED OR   CURRENT    OWNED AT
                      OCTOBER 13,    APPOINTED     TERM     OCTOBER 13,   PERCENT
     NAME                1999       AS DIRECTOR  TO EXPIRE   1999 (1)     OF CLASS
     ----             -----------   -----------  --------- ------------   --------
Robert F. Krohn          66          1984          1999       184,096 (2)   .31%
Michael P. Glinsky       54          1997          1999        12,965 (2)   .02%
George R. Zoffinger      51           N/A           N/A         1,000 (3)    --%
Joseph J. Whiteside      58           N/A           N/A            --        --%
________________
N/A Not applicable.
(1) Includes certain shares of Common Stock owned by businesses in which the director is an officer or major stockholder or by a spouse, or as a custodian or trustee for minor children, over which shares the named individual effectively exercises sole or shared voting and investment power, unless otherwise indicated.  Also includes shares held in retirement accounts or funds for the benefit of the named individuals.
(2) Includes 16,281 and  11,527 shares, respectively, which Directors Krohn and
    Glinsky have the right to purchase pursuant to the exercise of stock options.
(3) All shares owned by the Zoffinger Family Limited Partnership.


     The following sets forth certain additional information with respect to the four nominees for election as directors. Information with respect to those members of the Board of Directors whose terms continue after the Annual Meeting can be found in the Proxy Statement.

     ROBERT F. KROHN - Chairman and Chief Executive Officer of
PSI Group, Inc., a national mail presort company. Mr. Krohn is the former President and Chief Executive Officer of HDR,
Inc., an international architecture, planning and engineering firm. Mr. Krohn served as Chairman of the Board of the Corporation and the Bank from 1990 through 1994.

     MICHAEL P. GLINSKY - Retired Executive Vice President and Chief Financial Officer of U.S. WEST, Inc., an international telecommunications, entertainment and directory and information services company, a position he held from 1996 to 1998. Mr. Glinsky served as managing partner of the Denver office of Coopers & Lybrand LLP from 1990 to 1996 and had served in various other capacities with that firm since 1967.

     GEORGE R. ZOFFINGER - President and Chief Executive Officer of Constellation Capital Corp., since February 1998. Mr. Zoffinger served as President and Chief Executive Officer of Constellation Bank Corp. from December 1991 to December 1995 and as President and Chief Executive Officer of Value Property Trust from October 1995 to February 1998. Mr. Zoffinger serves as a director of New Jersey Resources, Inc., MFN Financial Corp., Admiralty Bank Corp. and Atlas Steel Corp.

     JOSEPH J. WHITESIDE - Senior Advisor since 1996 to National Australia Bank and Chairman of WeatherWise USA, Inc., a Pittsburgh-based company that provides financial and other services to the public utilities industry. From 1994 to 1996, Mr. Whiteside served as Executive Vice President and Chief Financial Officer of Michigan National Corp., a bank holding company based in Farmington Hills, Michigan.

                            BY ORDER OF THE BOARD OF DIRECTORS

                            /s/ Gary L. Matter

                            GARY L. MATTER
                            SECRETARY
Omaha, Nebraska
November 1, 1999

                       IMPORTANT

Your vote is important. Please vote as recommended by your Board of Directors by signing, dating and mailing your enclosed Blue Proxy Card in the postage-paid envelope provided. Time is short, so please act today. If you have any questions or need assistance in voting your shares, please call D.F. King &
Co., Inc., which is assisting us, toll-free at (800) 431-9629.

                 [FORM OF PROXY CARD]

            COMMERCIAL FEDERAL CORPORATION

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE
   NOVEMBER 16, 1999 ANNUAL MEETING OF STOCKHOLDERS

       The undersigned hereby appoints Talton K. Anderson, Carl
G. Mammel and James P. O'Donnell and each of them, with full power of substitution, as attorneys in fact, agents and proxies for the undersigned to vote all of the shares of Common Stock, par value $.01 per share, of COMMERCIAL FEDERAL CORPORATION (the "Corporation") which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at the Holiday Inn Central Convention Centre, 3321 South 72nd Street, "Holiday C" Meeting Room, Omaha, Nebraska on Tuesday, November 16, 1999 at 10:00 a.m., local time, and at any and all adjournments or postponements thereof (the "Meeting") as indicated below and as directed by the Board of Directors, with respect to such other matters as may properly come before the Meeting.

       THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO DIRECTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY "FOR" PROPOSAL I. IF OTHER MATTERS ARE PROPERLY BROUGHT BEFORE THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY AS DIRECTED BY A MAJORITY OF THE BOARD OF DIRECTORS. There is cumulative voting in the election of directors and, unless otherwise indicated by the stockholder, a vote for the nominees listed in Proposal I will give the proxies discretionary authority to cumulate all votes to which the undersigned is entitled and to allocate such votes in favor of one or more of such nominees, as the proxies may determine.

   (Continued   To be Dated and Signed On Other Side)

       THE UNDERSIGNED HEREBY REVOKES ANY PREVIOUS PROXIES WITH
RESPECT TO THE MATTERS COVERED BY THIS PROXY.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL I

I.   The election as directors of all nominees listed below
     (except as marked to the contrary):

                             WITHHOLD AUTHORITY
        FOR                   FOR ALL NOMINEES
        [  ]                         [ ]

Robert F. Krohn, Michael P. Glinsky, George R. Zoffinger and
Joseph J. Whiteside

          Instruction:  To withhold your vote for any
          Individual nominee(s), mark "for" above and write
          The name(s) of the nominee(s) for which you do not
          Wish to vote on the line below.
          _____________________________________

                          PLEASE SIGN EXACTLY AS YOUR NAME
                          APPEARS ON THIS CARD.  JOINT
                          OWNERS SHOULD EACH SIGN PERSONALLY.
                          CORPORATION PROXIES SHOULD BE SIGNED
                          IN CORPORATE NAME BY AN AUTHORIZED
                          OFFICER.  EXECUTORS, ADMINISTRATORS,
                          TRUSTEES OR GUARDIANS SHOULD GIVE
                          THEIR TITLE WHEN SIGNING.

                          Date: ________________________________

                          Signature(s): ________________________

                                        ________________________

 PLEASE SIGN, DATE AND MAIL YOUR PROXY PROMPTLY IN THE
            ENCLOSED POSTAGE-PAID ENVELOPE.